 Investor Presentation  December 2020  Investor Presentation  August 2022  Driving Value to Dermatology Partners  Matching Patients with Clinics

 Safe Harbor Statement  This presentation includes "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to the Company’s plans, objectives, expectations and intentions and may contain words such as “will,” “may,” “seeks,” and “expects,” that suggest future events or trends. These statements, the Company’s ability to migrate customers from the Pharos system to XTRAC® and to execute new service agreements to at least portions of the Pharos user base, to generate the growth in its core business, including transitioning capital equipment purchasers into recurring revenue users, to integrate the Pharos service business into the Company’s field service offering, the Company’s ability to develop social media marketing campaigns, and the Company’s ability to build a leading franchise in dermatology, are based on the Company’s current expectations and are inherently subject to significant uncertainties and changes in circumstances. Actual results may differ materially from the Company’s expectations due to financial, economic, business, competitive, market, regulatory, adverse market conditions or supply chain interruptions resulting from the coronavirus and political factors or conditions affecting the Company and the medical device industry in general, future responses to and effects of the COVID-19 pandemic and its variants including the distribution and effectiveness of the COVID-19 vaccines, as well as more specific risks and uncertainties set forth in the Company’s SEC reports on Forms 10-Q and 10-K. Given such uncertainties, any or all these forward-looking statements may prove to be incorrect or unreliable. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. The Company urges investors to carefully review its SEC disclosures available at www.sec.gov and www.strataskinsciences.com.   2

Company Overview

PhotoMedex

Mela Skin Sciences

20+ year history

STRATA
SKIN SCIENCES

Global leader
in dermatology excimer laser

Expanding domestic and international presence in key markets

1000+
XTRAC units

Psoriasis, Vitiligo, Other accumulating **>5 million** XTRAC treatments performed

Executive management
100+ years
Dermatology experience

Addressing chronic skin diseases via devices offering market leading phototherapy technology

A medical technology company dedicated to developing cutting-edge solutions for the in-office treatment of life-altering skin conditions.

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 Positioned for Growth Acceleration in the Treatment of Chronic Skin Conditions  4  CEO  CFO  VP Marketing  VP of Professional Relations  Head of International Sales  Director of Business Operations  3 new Board Members   New Leadership  Commercial Focus and Execution  Acquisitions  DTC marketing analytics  Direct to dermatologist marketing  Partnering with advocacy groups  Sales training and focus  International organic growth and expansion  Pharos excimer laser business from Ra Medical Systems, Aug ‘21  Theraclear® acne business from Theravant, Jan ‘22  Pipeline of new indications

Chronic Dermatologic Conditions Treated with XTRAC Excimer Laser



PSORIASIS



VITILIGO



ECZEMA

PSORIASIS: Autoimmune disease that causes the skin to regenerate faster than normal; characterized by red, itchy scaly patches (65% Mild; 25% Moderate; 10% Severe)
~8 Million *patients in the U.S.*[3]

VITILIGO: Autoimmune condition due to a loss of melanocytes, characterized by patches of skin losing its pigment
~5 Million *patients in the U.S.*[4]

ECZEMA (ATOPIC DERMATITIS): Inflammatory condition characterized by red and itchy skin that flares-up periodically
~18 Million *patients in the U.S.*[5]

STRATA
SKIN SCIENCES

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 XTRAC® Treatments by Indication – United States  6  5%  80%  15%  Opportunities exist for expanding use for other approved indications  Vitiligo   Eczema (Atopic Dermatitis)  #1use for XTRAC® lasers domestically  Psoriasis treatments remain

    XTRAC®: Psoriasis  7  After 4 tx  After 2 tx  Baseline   Clinical Protocol – 6.2 treatments to PASI 75  Beam of UVB light applied to the   affected area  PASI – A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis  XTRAC®The treatment for Psoriasis  Promotes immunosuppression   UVB light induces apoptosis of the keratinocytes and   T cells in the dermis  Induces alterations in cytokine profile

    XTRAC®: Vitiligo  8  Beam of UVB light applied to the   affected area  XTRAC®The solution for Vitiligo  Results in   re-pigmentation  UVB light reduces the immune system’s attack on the melanocytes  Simple, safe, effective + long-lasting  Excimer laser  Baseline   After 18 tx  After 29 tx

 Multicenter Psoriasis Study7  124 patients were enrolled and 80 completed the protocol. 72% achieved at least 75% clearing in an average of 6.2 treatments. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.  Scalp Study9   All patients improved. 17/35 (49%) of patients cleared >95% (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. Conclusion – The excimer laser is a successful approach to treatment of psoriasis of the scalp, being a simple treatment that can be performed in a short period of time with a high rate of effectiveness.  Sample Studies from 150+ Clinical Studies  Vitiligo Study8  Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. Conclusion: The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.  Pediatric Study10  4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The children’s group had a greater reduction (91.3% reduction) as compared to the adult treatment group (61.6% reduction).   9

 Treatment Options Addressing Psoriasis Indication6  10  XTRAC  NB-UVB*  Topical Steroids  Non-biologic Systemics   Biologics   Approximate Costs ($)  Cost competitive  1K-3K  3K-9K  1K -7K  1K  32K-68K  Clinical Impact  Better clinical outcomes (PASI%75)   92%  71%  75%  48%  50-70%  Speed of Onset (in weeks)  Very fast rate of response  5  10  3  14  12  Days of Actual Care  Least days of actual care  18  80  294  52  12-65  Remission  Remission without maintenance  2.5 months  Continued with  maintenance  Continued with  maintenance  Continued with  maintenance  Continued with  maintenance  Adverse Events  Least significant side effects  Mild  Temp  MildTemp  Mild-ModTemp-Lasting  Mild-SevereTemp-Lasting  Mild-Severe  Temp-Lasting  *Narrow band UVB Light Therapy  Source: "Therapies for Psoriasis: Clinical and Economic Comparisons“   in the November 2020 issue of the Journal of Drugs in Dermatology.

 Best-in-class Excimer TREATMENT  XTRAC® is the Leader in Targeted 308nm Excimer Laser Therapy   11  Safe & Effective Treatment  150+ Peer-Reviewed Clinical Studies  Economical for Patients and Payors  Win-Win for Providers and their Patients

 Growing Installed Base Drives Recurring Revenue Model  12  Systems FY 19   Systems FY 20   Systems FY 21   Net Installed Base Growth 2019 – 1H 2022  28% growth in installed base over the last 3+ years  Actively redeploying under utilized devices  Group placements and Ra Medical conversions drive growth  +160  -76  +84 net  +106  -76  +30 net  +169  -85  +84 net  Systems 1H 22  +42  -33  +9 net  953

 A True Partnership – Delivering a Complete Business Solution  13  Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Laser Upgrades  Co-pay Assistance  DTC Marketing

 Key Priority: Driving Commercial Execution  14  Sustain investment in DTC marketing  Continue to focus and grow high-volume accounts  Drive increased utilization across all indications  Increase marketing to drive awareness among derms  Historical trends show positive correlation between DTC investment and revenue growth  High-volume accounts in Q2, 2022 accounted for 54% of recurring revenues  Expand usage for all approved indications beyond psoriasis to further drive revenue growth opportunities with existing partners   Direct to Derm marketing – Increasing clinical data to support all indications and reinforce safety, efficacy and cost benefit to patients and clinics

 Domestic Market: – Sales and Service Engine  Overview  4 Regions  30 Sales Territories  2 National Account Managers  15 Field Service Techs  In-House Call Center to Qualify Leads  Predominant Provider of Excimer Laser Treatments  15  Territories color coded

 XTRAC® Installed Base – Multiple Growth Drivers   International   Current Markets: China, Japan, Saudi Arabia, S. Korea, Israel  Insurance covered in most markets  Usage per device higher than U.S. market  1,300 devices sold and in service  55 International partner XTRAC® clinics (up from 10 in 2019)  16     1,962 clinics owned by 49 roll-up groups  Opportunity to place multiple devices w/agreement  312 devices placed at 12/31/21, up from 251 at 12/31/20  Expansion into Group Clinic Roll Ups  57 since signing agreement in August 2021  12 conversions in Q2, 2022  Another 54 Pharos users coming off service agreements in 2022  Ra Medical Pharos Conversions  890  1,962  312*  XTRAC Partners  Group Clinics  12/31/21  12/31/20  * Combination of new XTRAC placements and clinic acquisitions  820  1,673  251*  746  1,200   86*  12/31/19  XTRAC Growth in Groups

 Acquired the U.S. Dermatology Business of Ra Medical Systems  17  Provides STRATA with the opportunity to market its full business solution to Ra Medical’s existing customer base of 250+ active accounts  Positions STRATA as the predominant provider of excimer laser treatments in the U.S.  Thru 06/31/2022 successfully converted 57 Pharos users who have come off service agreements  An additional 54 come off service agreements in 2022 and an additional 43 in 2023 and 2024

 Theraclear Acquisition  18  Substantially broadens STRATA’s opportunity with expansion potential into the estimated $5.5B acne care market  Creates robust pipeline of opportunities to target conditions beyond acne with a unique light treatment approach   Reinforces STRATA’s vision to be the premier provider of medical devices to dermatology community  Leverages STRATA’s innovative marketing platform, commercial team and worldwide distributor network  Addresses Multiple Causes of Acne in a Single Treatment

 TheraClear®X Acne System  The TheraClearX Acne System is FDA cleared for the treatment of multiple acne forms ● Acne Vulgaris ● Pustular Acne ● Comedonal Acne  Dual mechanism of action (MOA) combining negative pressure vacuum with pulsed broadband light delivered through a liquid cooled, handheld delivery system   Mechanically evacuates sebum and acne causing bacteria  Standard Treatment Regimen: 4-6 treatments, performed two weeks apart Maintenance Therapy: As needed  Launching in 2022 under the STRATA Partnership Program  19

Executive Management Team: 100+ yrs. dermatology experience

Robert (Bob) J. Moccia, CEO	Encore Dermatology, Precision Dermatology, Medicis Pharmaceuticals, Graceway Pharmaceuticals, Bioglan Pharmaceuticals, Stiefel Laboratories, Dermik Laboratories (RPR)
Chris Lesovitz, CFO	Encore Dermatology, Iroko Pharmaceuticals
Shmuel Gov, VP of Operations, General Manager, Carlsbad	PhotoMedex, U.S.R. Electronic Systems Ltd., Galor Ltd.: Negevtech Inc, Orbotech Inc. (a KLA company)
Brent Cowgill, VP Marketing	Encore Dermatology, Vantage Marketing Group, Graceway Pharmaceuticals, Bristol Myers Squibb
Keith Simeone, VP Sales	PhotoMedex Inc.: Sales Director, ForTec Medical
Michael Goodman, Head of International Sales	Pulse Biosciences, Obagi Medical Products, Syneron-Candela, Sound Surgical/Solta Medical/Valeant
John Bagdasarian, VP Professional Services	Incyte, EPI Health, Alcaris Therapeutics, Valeant Pharmaceuticals, Graceway Pharmaceuticals, 3M Pharmaceuticals
Jay Sturm, General Counsel	Mela Sciences, Volcano Capital LLC, GC Vital Signs, Inc.

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SKIN SCIENCES

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 Financial Metrics  21  * Unaudited quarterly results     2018  2019  2020  Q1 '21*  Q2 '21*  Q3 '21*  Q4 '21*  2021  Q1’22*  Q2’22*  Recurring revenue  $21,053   $23,713   $17,409   $4,679   $5,452   $5,710   $6,687  $22,528  $5,067  $5,582  Equipment revenue   $8,802   $7,873   $5,681   $1,148   $1,930    $2,001   $2,370  $7,449  $1,974  $3,523  Total revenue   $29,855   $31,586   $23,090   $5,827   $7,382   $7,711  $9,057  $29,977  $7,041  $9,105  Domestic installed base  746   820   832   837   848   880   890  890  903  915  Recurring revenue margin  65%  70%  67%  68%  70%  74%  74%  72%  60%**  59%**  Total Company margin  57%  64%  61%  64%  65%  70%  66%  66%  59%**  55%**  ** Lower gross margin primarily due to the increase in intangible amortization expenses associated with the most recent asset acquisitions.

 Commercial Drivers in 2022  22  Continue DTC advertising campaign with social media   XTRAC® Awareness: Co-Op advertising to suitable patients (digital + print)   Develop patient advocacy partnerships   Broadened commercial strategy to expand use within partner practices  Added emphasis on professional relations and clinical communications  Sponsorship of select dermatology conferences and trade shows  Insurance coverage gap analysis and activity (vitiligo, atopic dermatitis)  Sales force training and execution  Grow installed base and redeploy under-utilized devices   Continue transition and integration of Ra Medical’s Pharos customers   Launch new acne device based on acquired technology from Theravant

 STRATA Key Investment Takeaways  23  Differentiated Treatment providing a Win-Win-Win for Patients + Clinics + Payers  Addressing Large and Growing Markets +  Positioned for Inorganic Growth  Proven Business Model to Expand + Achieve Sustainable Results and Shareholder Returns

 Investor Presentation  December 2020  Thank You

 Investor Presentation  December 2020  Appendix

 Board of Directors  William Humphries   Chairman of the Board and  Governance & Compensation Committee  CEO, Isosceles Pharmaceuticals, Inc. former President & Group Chairman Ortho Dermatologics, Merz Pharmaceuticals, Stiefel Pharmaceuticals, Allergan Pharmaceuticals  Dr. Uri Geiger  CEO Accelmed Inc. CEO Exalenz Bioscience, GalayOr Networks   Nachum Shamir  Governance & Compensation Committee Chairman  Former Chairman & CEO Luminex Corporation, CEO Given Imaging   Samuel Rubinstein  Audit Committee and   Governance & Compensation Committee  Chairman of Board Trima Pharmaceuticals, former CEO & General Manager Taro Pharmaceuticals, Inc.   Douglas Strang  Audit Committee Chairman  Former partner PWC, Head of Global Pharmaceuticals & Life Science Advisory, US Pharmaceutical & Life Science Leader   Dr. Patricia Walker   Audit Committee  Private Practice Dermatologist, previously: President and Chief Scientific Officer of Brickell Biotech Inc, Chief Medical Officer at Kythera Biopharmaceuticals, prior to becoming the Chief Medical Officer at Allergan Medical–she was VP Dermatology Therapeutic Area, Inamed’s Executive Vice President and Chief Scientific Officer, Clinical faculty member at University of California Irvine’s Dept. of Dermatology   Robert J. Moccia  President & CEO  CEO STRATA Skin Sciences, CEO Encore Dermatology, Inc. CEO Precision Dermatology, Inc.   26

 Partner Academic Institutions  27

Footnotes

1. **Company estimates**
2. **Historical phototherapy utilization.** Trend in phototherapy utilization among *Medicare* beneficiaries by billing code across all providers, 2000 to 2015. *HCPCS, Healthcare Common Procedure Coding System*; *PUVA*, *psoralen* plus ultraviolet A; *UVB*, ultraviolet B
3. **National Eczema Association**
4. **The Vitiligo Foundation**
5. **National Psoriasis Foundation**
6. **"Therapies for Psoriasis: Clinical and Economic Comparisons"** in the November 2020 issue of the *Journal of Drugs in Dermatology*
7. **Multicenter Psoriasis Study** - *Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906*
8. **Vitiligo Study** - *Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.354*
9. **Scalp Study** - *Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-183*
10. **Pediatric Study** - *Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165*

STRATA SKIN SCIENCES

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